SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  (X)
Filed by a Party other than the Registrant  ( )

Check the appropriate box:

( )    Preliminary Proxy Statement
( )    Confidential, for Use of the Commission Only (as permitted by Rule
14a-6(e)(2))
(X)    Definitive Proxy Statement
( )    Definitive Additional Materials
( )    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         WILSON BROTHERS USA, INC.
                         -------------------------
             (Name of Registrant as Specified In Its Charter)

                              Not Applicable
                              --------------
   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)    No fee required.
( )    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
       0-11.

      (1)  Title of each class of securities to which transaction applies:

      (2)  Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)  Proposed maximum aggregate value of transaction:

      (5)  Total fee paid:

( )   Fee paid previously with preliminary materials.

( )   Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:
      (2)  Form, Schedule or Registration Statement No.:
      (3)  Filing Party:
(4)  Date Filed:

                        WILSON BROTHERS USA, INC.

                       125 King Street, Suite 204
                          Charleston, SC 29401

  --------------------------------------------------------------------

                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             June 3, 2002

  --------------------------------------------------------------------

     You are cordially invited to attend the Annual Meeting of Shareholders of Wilson Brothers USA, Inc., which will be held on Monday, June 3, 2002 at 9:00 a.m., local time, at 155 East Bay Street,
Charleston, SC 29401, for the following purposes:

            (1) To elect the persons listed in the accompanying Proxy Statement dated May 13, 2002 (the "Proxy Statement") to the Board of Directors of Wilson Brothers USA, Inc.; and

            (2) To ratify the appointment of Pratt-Thomas, Gumb & Co., P.A. as independent public accountants for Wilson Brothers USA, Inc. and its subsidiaries for the fiscal year ending December 31, 2002; and

            (3) To transact such other business as may properly come before the meeting or any adjournments thereof.

     Shareholders of record at the close of business on May 6, 2002 are entitled to notice of and to vote at the Annual Meeting and any and all adjournments thereof.

     IT IS DESIRABLE THAT YOUR SHARES OF STOCK BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. EVEN THOUGH YOU MAY PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

                              By Order of the Board of Directors

                              Frank J. Zanin, Jr.
                              Chief Executive Officer and
                              Chief Financial Officer





May 13, 2002







                         WILSON BROTHERS USA, INC.

                       125 King Street, Suite 204
                          Charleston, SC 29401


                             PROXY STATEMENT


     This Proxy Statement, accompanying proxy card, Notice of Annual Meeting of Shareholders and the Annual Report are being furnished to shareholders on or about May 13, 2002 by the Board of Directors of Wilson Brothers USA, Inc. (the "Company") in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders to be held at 155 East Bay Street, Charleston, SC 29401 on Monday, June 3, 2002 at 9:00 a.m., local time, and at all adjournments thereof. The Company will pay all expenses incurred in connection with this solicitation. In addition to solicitation by mail, certain of the Company's officers, directors and regular employees, who will receive no additional compensation for their services, may solicit proxies by telephone, personal communication or other means. The Company has also retained American Stock Transfer and Trust Company to aid in the search for shareholders and delivery of proxy materials.


                             ANNUAL MEETING

Purposes of the Annual Meeting

     The principal purposes of the Annual Meeting are: (1) to elect three nominees to the Company's Board of Directors, (2) to ratify the appointment of Pratt-Thomas, Gumb & Co., P.A. as the Company's independent public accountants for the fiscal year ending December 31, 2002 and (3) to transact such other business as may properly come before the Annual Meeting or any adjournments thereof. The Company's Board of Directors knows of no matters other than those stated above to be brought before the Annual Meeting or any adjournments thereof. Nonetheless, the proxy holders named on the enclosed proxy card may vote in accordance with the instructions of the Board of Directors or in the absence thereof, in accordance with their discretion, on any other matter properly presented for action of which the Board of Directors is not now aware.

Proxies

     The person giving it at any time before it is exercised may revoke any proxy given pursuant to this solicitation. Proxies may be revoked by:

          filing a written notice of revocation with the Company's corporate secretary;

          duly executing a subsequent proxy and filing it with the Company's corporate secretary before the revoked proxy is exercised; or

          attending the Annual Meeting and voting in person.


                                     2
     If the proxy card is signed and returned, but voting directions are not made, the proxy will be voted in favor of the proposals set forth in the accompanying "Notice of Annual Meeting of Shareholders."

Record Date

     The Board of Directors has fixed the close of business on May 6, 2002 as the record date for determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and all adjournments thereof. As of the close of business on May 6, 2002, the Company had 10,014,032 shares of Common Stock outstanding. The holders of the Company's Common Stock, or their proxies, are entitled to one vote per share.

Voting Rights

     All shareholders have cumulative voting rights in the election of directors and one vote per share on all other matters. Cumulative voting allows a shareholder to multiply the number of shares owned by the number of directors to be elected and to cast the total for one nominee or distribute the votes among the nominees, as the shareholder desires. Nominees who receive the greatest number of votes will be elected. If you wish to cumulate your vote, you must sign and mail in your proxy card or attend the Annual Meeting.

     Unless authority is withheld in accordance with instructions on the proxy, the persons named in the proxy will vote the shares covered by the proxies they receive to elect the three nominees named in Item 1 of the proxy card. These shares may be voted cumulatively so that one or more of the nominees may receive fewer votes than the other nominees (or no votes at all). Should a nominee become unavailable to serve, the shares will be voted for a substitute designated by the Board of Directors, or for fewer than three nominees, if in the judgment of the proxy holder, such action is necessary or desirable.

     Where a shareholder has specified a choice for or against the ratification of the appointment of Pratt-Thomas, Gumb & Co., P.A. as the Company's auditors, or where the shareholder has abstained on these matters, the shares represented by the proxy will be voted as specified. Where no choice has been specified, the proxy will be voted FOR the appointment of Pratt-Thomas, Gumb & Co., P.A. as the Company's auditors.














                                     3


     SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information as of March 31, 2002 regarding shares of the Company's Common Stock beneficially owned by
(i) each director, (ii) each director nominee, (iii) each executive officer named in the Summary Compensation Table on page 8 of this Proxy Statement and (iv) all directors and executive officers as a group. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of Common Stock owned by them. Fractional share amounts are rounded off to the nearest whole number.

Name and Address (1)           Amount of
Of Beneficial Owner       Beneficial Ownership        Percent
-------------------      ----------------------       -------
John H. Sanford               5,253,002                52.45%
Frank J. Zanin, Jr.              77,500                  *
Brett R. Smith                  103,455                 1.03%
Michael Hicks                    75,000                  *
All Directors and             5,508,957                55.01%
Executive Officers
(four persons) (3)
-----------------------
(1) The address for the beneficial owner is c/o Wilson Brothers USA, Inc., 125 King Street, Suite 204, Charleston SC 29401.
(2) Includes 56,400 shares held by Chrissie Point, LLC of which Mr. Sanford is a 25% owner. Mr. Sanford disclaims beneficial ownership of the shares held by Chrissie Point, LLC other than 14,100 shares which represent 25% of the shares held by Chrissie Point, LLC.
(3)   Consists of shares owned by Mr. John H. Sanford, Mr. Zanin,
   Mr. Hicks and Mr. Smith.
  *   Less than one percent.

     The following table sets forth certain information as of March 31, 2002 regarding any person who is known to the Company to be the beneficial owner of more than five percent of the Company's Common Stock (other than directors and executive officers shown in the preceding table).

Name and Address            Amount of
Of Beneficial Owner       Beneficial Ownership        Percent
-------------------      ----------------------       -------
Walter P. Carucci
c/o Carr Securities Corp. (1)
14 Vanderventer Avenue,
Pt. Washington, NY 11050      1,498,267                14.95%

Carucci Family Partners
c/o Carr Securities Corp. (1)
14 Vanderventer Avenue,
Pt. Washington, NY 11050        724,968                 7.23%



                                    4

Marshall C. Sanford, Jr.
1725 Atlantic Avenue,     (2)
Sullivans Island, SC 29482      704,807                 7.04%
---------------------


(1) Based solely on a Schedule 13G filed with the Securities and Exchange Commission on February 7, 2001. Includes 724,968 shares owned by Carucci Family Partners, a partnership in which Mr. Carucci is the general partner. Mr. Carucci disclaims beneficial ownership of the shares owned by Carucci Family Partners.

(2) Includes 56,400 shares held by Chrissie Point, LLC of which Mr. Sanford is a 25% owner. Mr. Sanford disclaims beneficial ownership of the shares held by Chrissie Point, LLC other than 14,100 shares which represent 25% of the shares held by Chrissie Point, LLC. Based solely on a Schedule 13G filed with the Securities and Exchange Commission on April 29, 2002.


                  PROPOSAL ONE:  ELECTION OF DIRECTORS

     The nominees for the election of directors are named and certain other information is set forth below.

Name                      Position With Company        Age       Director
----------------          ---------------------        ---       --------

Frank J. Zanin, Jr. (1)   Chief Executive Officer,      35         1997
                          Chief Financial Officer
                          and Director
John H. Sanford           President and Director        36         1995
Brett R. Smith (1)        Director                      36         1997
------------------
(1)   Member of the Audit Committee

     Frank J. Zanin, Jr. has been a director since April 24, 1997 and employed by the Company as Chief Executive Officer and Chief Financial Officer since March 1, 2000 and June 30, 1999, respectively. Mr. Zanin served as a Financial Analyst for Roper Health Systems, Inc. between November 1993 and January 1999. Mr. Zanin earned his M.B.A. from the College of William and Mary in 1991 and is a certified public accountant.

     John H. Sanford has been President of the Company since 1996 and a member of the Board of Directors since April 1995. Mr. Sanford served as the Company's Chief Executive Officer from April 30, 1996 to March 1, 2000. Since January 1, 2001, Mr. Sanford has been the Chief Executive Officer of BargainBuilder.com, Inc. Between March 7, 1994 and June 30, 1999, Mr. Sanford also served as the Company's Chief Financial Officer. He also became Secretary of the Company and a director in April 1995. Between 1993 and 1999 Mr. Sanford was an equity trader for Carr Securities, Inc., a New York brokerage firm. Mr. Sanford earned his M.B.A. from the University of North Carolina at Chapel Hill in 1993.


                                    5
     Brett R. Smith has been a director since April 17, 1997. In 1993 he co-founded and has been a principal of Counter Culture Coffee in Durham, North Carolina. Mr. Smith earned his M.B.A. from the University of North Carolina at Chapel Hill in 1993. Since January 1, 2001, Mr. Smith has been the Chief Operating Officer of BargainBuilder.com, Inc.

     The number of directors constituting the Company's Board of Directors must be at least three, but not more than 21. The number of directors within this variable range may be fixed or changed from time to time by the Company's Board of Directors. The Company's Board of
Directors has set the number of directors at three.

     The members of the Company's Board of Directors are elected by the Company's shareholders to serve one-year terms. All directors and executive officers hold office until the next Annual Meeting or until their successors are elected and qualified. The Company's Board of Directors has no reason to believe that the persons named above as nominees for directors will be unable or will decline to serve if elected. However, in the event of death or disqualification of any nominee or refusal or inability of any nominee to serve, it is the intention of the proxy holders to vote for the election of such other person or persons as the proxy holders determine in their discretion; but in no circumstance will the proxy be voted for more than three nominees. Properly executed and returned proxies, unless revoked, will be voted as directed by the shareholder or, in the absence of such direction, will be voted in favor of the election of the recommended nominees.

     All shareholders have cumulative voting rights in the election of directors. Cumulative voting allows a shareholder to multiply the number of shares owned by the number of directors to be elected and to cast the total for one nominee or distribute the votes among the nominees, as the shareholder desires. Nominees who receive the greatest number of votes will be elected. If you wish to cumulate your vote, you must sign and mail in your proxy card or attend the Annual Meeting. Pursuant to Illinois law, the three candidates that receive the highest number of votes as directors will be elected as directors of the Company. Abstentions and shares held in street name that are not voted in the election of directors will not be included in determining which nominees received the highest number of votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS.

Director Compensation

     In 2001, the Company did not compensate its directors for services rendered. The Company reimburses each director for out-of-pocket expenses incurred in connection with the rendering of services as a director.







                                    6
Board of Directors' Meetings

     Our Board of Directors met one time during 2001. The Board has established an Audit Committee to review the results and scope of the audit and other services provided by the Company's independent public accountants and also recommends to the Board the appointment of independent public accountants. Directors Zanin and Smith are members of the Audit Committee. The Audit Committee met once in 2001 with respect to its review of the audited financial statements included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001. The Company has no standing nominating or compensation committees, or committees performing similar functions. The Board of Directors as a whole performs those functions. Each director attended all Board meetings held during the period for which the director was in office.


Non-Director Officers

     Set forth below is certain information with respect to each person who is an officer but not a director of the Company.

Name                 Age            Position with the Company
--------------       ---            -------------------------
Michael Hicks        36             President, Numo Manufacturing
                                    Acquisitions, Inc., a wholly-
                                    owned subsidiary of the Company
                                   ("Numo")

David Weimer         46             President, Houze Glass Corporation, a
                                    wholly-owned subsidiary of the
                                    Company ("Houze")

Michael Hicks has been President of Numo since January 1, 2000 and employed as Vice President of Sales and Marketing of Numo and Houze since 1997. Prior to that he was Vice President of Sales and Marketing of Custom Printing, Inc. Mr. Hicks earned his B.B.A. from Texas A&M
University in 1986.

David Weimer has been President of Houze since January 1, 2000. Prior to that Mr. Weimer was General Manager and Controller of Houze since 1997. Prior to 1997 Mr. Weimer held several positions of increasing responsibility including: Cost Accountant, Manufacturing Service Manager, Credit Manager and Director of Operations. Mr. Weimer has been employed with Houze since 1986.

                          AUDIT COMMITTEE REPORT

     The role of the Audit Committee is to assist the Board of Directors overseeing the Company's financial reporting process. The Company's Audit Committee is composed of Frank J. Zanin, Jr. and Brett R. Smith and it operates pursuant to a written Charter adopted by the Board of Directors for the Audit Committee.



                                   7
     In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and written confirmations from management with respect to information technology consulting services relating to financial information systems design and implementation and internal audit services provided by the auditors, has considered whether the provision of information technology consulting services relating to financial information systems design and implementation, internal audit, and other non-audit services by the independent auditors to the Company is compatible with maintaining the auditor's independence and has discussed with the auditors the auditors' independence.

     One member of the Audit Committee is an executive officer of the Company and is therefore not independent from management or the Company under Rule 4200(a)(15) of the National Association of Security Dealer's listing standards. In addition the Audit Committee members are not professionally engaged in the practice of auditing or accounting, are not experts in the fields of accounting or auditing, and are not experts with respect to auditor independence. As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements, the Company's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent."










                                   8
     Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001 filed with the Securities and Exchange Commission.

                              AUDIT COMMITTEE
                             Frank J. Zanin, Jr.
                               Brett R. Smith



                         Executive Compensation

     The following table sets forth the compensation of the Company's Chief Executive Officer and the executive officers and additional employees whose total salary and bonus exceeded $100,000 individually during the years ended December 31, 2001, 2000 and 1999.

Summary Compensation Table
                       ---------------------------

Name and Principal                        Annual           Long Term
     Position                 Year     Compensation       Compensation
-------------------          ------  ----------------   ---------------
                                                           All Other
                                      Salary    Bonus    Compensation
                                     --------  -------   -------------

Frank J. Zanin, Jr.            2001  $75,000      -              -
Chief Executive Officer (1)    2000  $65,000      -        $10,000(2)
                               1999  $28,000(3)   -              -

Michael Hicks                  2001  $87,844   $42,150           -
President Numo                 2000  $87,000   $50,000     $18,750(2)
                               1999  $71,000   $18,000           -
-------------------
(1) Effective as of March 1, 2000, the Board of Directors appointed Mr. Frank J. Zanin, Jr., the Company's then Chief Financial Officer, as Chief Executive Officer.

(2) On October 20, 2000, the Company granted 40,000 and 75,000 shares of its Common Stock valued at $0.25/share on the date of grant to Mr. Zanin and Mr. Hicks, respectively, pursuant to the Plan as compensation for their services.

(3)  Mr. Zanin was employed by the Company starting in June of 1999.



Employment Agreements

No employment agreements were in effect during the year ended December 31, 2001 between the Company and its executive officers.

                                   9
Certain Transactions

     On February 24, 2000 the Company borrowed $130,000 from Mrs. Margaret S. Peyton, Mr. Sanford's mother, in order to purchase equipment for Numo. The loan is for a term of one year with interest at 8% per annum and was paid in full February 24, 2001. In addition, the Company issued Mrs. Peyton warrants to purchase 7,500 shares of Common Stock of the Company for $0.25 per share. The Board of Directors approved the loan and the issuance of the warrant.

     On September 20, 2000, Blind John, LLC, of which John Sanford was approximately a 3% owner, sold its 273,631 shares of the Company's Common Stock to its members as follows: John Sanford, William Sanford, Marshall Sanford and Margaret S. Sanford, 68,408, 68,408, 68,407 and 68,408 shares, respectively.

     On March 1, 2001, the Company secured a $300,000 line of credit from members of Mr. Sanford's family to provide working capital for Numo. The annual interest rate on the line is 11% and the line of credit has an eight-month term. The Company paid a $12,500 origination fee upon maturity of the line of credit. The line of credit is secured by Mr. Sanford's personal assets. On September 28, 2001, the line of credit was extended for six months and again on February 15, 2002 the line was extended for an additional six months. The balance as of December 31, 2001 was approximately $236,000.

     On January 19, 2001, Brett R. Smith, Director of the Company, purchased 45,455 of the 341,183 shares of Common Stock sold in connection with the Common Stock offering to partially finance the purchase of a 17.04% interest by the Company in Employment Solutions, LLC for a purchase price of $50,000. To finance the remaining portion of the purchase, the Company borrowed $569,000 from Sanford ESI, LLC at prime plus 1% for 6 months. As of December 31, 2001 the balance was approximately $468,000. The loan is secured by Mr. Sanford's personal assets. On June 20, 2001 the loan was extended for an additional six months at prime plus 3%. A $1,000 fee was due each month on November 18, 2001, December 18, 2001, and January 18, 2002 if the loan was not paid in full. The $1,000 fee will be prorated if the outstanding loan balance is partially paid down from its balance as of July 18, 2001. The loan balance was not paid down and consequently the entire fee was paid in 2001. On November 10, 2001 the loan from Sanford ESI, LLC was assigned to Big Tree Road, LLC, a Sanford family partnership. On January 2, 2002, the loan was extended for an additional six months at prime plus 4%. To partially finance the repayment of the loan, the Company raised $100,000 in a private placement of convertible promissory notes (the "Notes") and used such proceeds to pay down the amounts owed to Big Tree Road, LLC.
On October 5, 2001 the principal amount of the Notes and $2,496 in accrued interest was converted into 93,178 shares of Common Stock at $1.10 per share. John Sanford, the Company's President and majority shareholder, owns 23.5% of Sanford ESI, LLC and family members of Mr. Sanford own the balance. Mr. Sanford also owns 31.0% of Big Tree Road, LLC and the family members of Mr. Sanford own the balance.




                                   10
     In December 2001 and January 2002, the Company borrowed $30,000 and $25,000, respectively, from Frank J. Zanin, Jr., Chief Executive Officer and director of the Company. The promissory notes bore interest at 10% per annum and had a three-month term. In addition a loan commitment fee of 1.5% or $825 will be paid for both loans. The notes are unsecured. On March 11, 2002 both notes were paid in full.


Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires executive officers, directors and beneficial owners of more than 10% of the Company's Common Stock (the "Company Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based on a review of the report forms that were filed, the Company believes that during 2001 the following acquisitions or dispositions of the Company's Common Stock were reported late to the Securities and Exchange Commission on Form 5: Frank J. Zanin, Jr. one acquisition transaction; Brett R. Smith two acquisition transactions; John H. Sanford two acquisition transactions. After investigating these matters, the Company has concluded that any omissions were inadvertent, and that none of the transactions gave rise to liability under Section 16(b) of the Exchange Act for recapture of short-swing profits.

   PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC
                           ACCOUNTANTS

     In 2000, the Board of Directors approved the engagement of Pratt-Thomas, Gumb & Co., P.A. as the Company's independent public accountants for the year ended December 31, 2000, to replace Arthur Andersen LLP. Effective September 28, 2000, the Company dismissed Arthur Andersen LLP. A copy of the Company's dismissal letter to Arthur Andersen LLP dated September 28, 2000 is filed as Exhibit 1.1 to the Company's Form 8-K filed October 4, 2000.

     The reports of Arthur Andersen LLP on the financial statements for the fiscal years ended December 31, 1996 and 1997 contained no adverse opinion or disclaimer of opinion and were not modified as to audit scope or accounting principle. However, their reports for such years were modified as to uncertainty that the Company will continue as a going concern.

     In connection with its audits for the fiscal years ended December 31, 1996 and 1997, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference thereto in their report on the financial statements for such years. Arthur Andersen LLP affirmed these statement in a letter addressed to the SEC dated October 2, 2000, and filed as
Exhibit 1.2 to the Company's Form 8-K filed October 4, 2000. During the two years ended December 31, 1996 and 1997, the Company has not consulted with Pratt-Thomas, Gumb & Co., P.A. regarding either (i) the application of accounting principles to a specified transaction, either completed or

                                   11
proposed, or the type of audit opinion that might be rendered on the registrant's financial statements, and either a written report was provided to the registrant or oral advice was provided that Pratt-Thomas, Gumb & Co., P.A. concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement, as that item is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K. Pratt-Thomas, Gumb & Co., P.A., following its engagement in 2000, audited the financial statements of the Company for the two years ended December 31, 1998 and 1999.

     Based on the recommendation of the Audit Committee, the Board of Directors has appointed Pratt-Thomas, Gumb & Co., P.A. as independent public accountants for fiscal year 2002. Although shareholder approval is not required, the Company desires to obtain from the shareholders an indication of their approval or disapproval of the Board's action in appointing Pratt-Thomas, Gumb & Co., P.A. as the independent public accountants of the Company and its subsidiaries. If the shareholders do not ratify this appointment, the Audit Committee and the Board of Directors will reconsider such appointment. The proxy will be voted as specified, and if no specification is made, the proxy will be cast "FOR" this proposal.

     A representative of Pratt-Thomas, Gumb & Co., P.A. will be present at the Annual Meeting and will be afforded an opportunity to make a statement and to respond to questions.


                   Fiscal 2001 Audit Firm Fee Summary

     During fiscal year 2001, the Company retained its independent auditor, Pratt-Thomas, Gumb & Co., P.A., to provide services in the following categories and amounts:

            Audit Fees                                       $ 44,000
            Financial Information Systems Design
                and Implementation Fees                     $       0
            All Other Fees                                  $  17,250
                                                            ---------
            Total                                           $  61,250

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRATT-THOMAS, GUMB & CO., P.A. FOR FISCAL YEAR 2002.









                                   12
                SUBMISSION OF SHAREHOLDER PROPOSALS FOR
                  2003 ANNUAL MEETING OF SHAREHOLDERS

     Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's 2003 Annual Meeting and that shareholders desire to have included in the Company's proxy materials relating to such meeting must be received by the Company no later than January 16, 2003, and must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the Proxy Statement and form of proxy for that meeting.

     If a shareholder wishes to present a proposal at the Company's Annual Meeting in the year 2003 and the proposal is not intended to be included in the Company's Proxy Statement relating to that meeting, the shareholder must give advance notice to the Company prior to the deadline for such meeting determined in accordance with the Company's Bylaws (the "Bylaw Deadline"), as described below in the section entitled "Other Matters." If a shareholder gives notice of such a proposal after the Bylaw Deadline, the shareholder will not be permitted to present the proposal to the shareholders for a vote at the meeting.

     SEC rules also establish a different deadline for submission of shareholder proposals that are not intended to be included in the Company's Proxy Statement with respect to discretionary voting (the "Discretionary Vote Deadline"). The Discretionary Vote Deadline for the year 2003 Annual Meeting is March 29, 2003 (45 calendar days prior to the prior year's mailing date of the Proxy Statement). If a shareholder gives notice of such a proposal after the Discretionary Vote Deadline, the Company's proxy holders will be allowed to use their discretionary voting authority to vote against the shareholder proposal when and if the proposal is raised at the Company's year 2003 Annual Meeting. Because the Bylaw Deadline is not capable of being determined until the Company publicly announces the date for its next Annual Meeting, it is possible that the Bylaw Deadline may occur after the Discretionary Vote Deadline. In such a case, a proposal received after the Discretionary Vote Deadline but before the Bylaw Deadline would be eligible to be presented at the 2003 Annual Meeting, and the Company believes that its proxy holders would be allowed to use the discretionary authority granted by the proxy card to vote against the proposal at the meeting without including any disclosure of the proposal in the Proxy Statement relating to such meeting.

     The Company has not been notified by any shareholder of his or her intent to present a shareholder proposal from the floor at this year's Annual Meeting. The enclosed proxy card grants the proxy holders discretionary authority to vote on any matter properly brought before the Annual Meeting, including any shareholder proposals properly presented to the Company prior to the Bylaw Deadline for this year's Annual Meeting.







                                   13
                             MISCELLANEOUS

     The Company's Annual Report on Form 10-KSB for the year ended December 31, 2001, which includes financial statements audited and reported upon by the Company's independent public accountants, is being mailed along with this Proxy Statement. Additional copies of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001 including the financial statements and financial statement schedules will be furnished without charge to any shareholder upon written request directed to Frank J. Zanin, Jr., Chief Executive Officer and Chief Financial Officer, Wilson Brothers USA, Inc., 125 King Street, Suite 204, Charleston, SC 29401 ((843) 723-8684).

                            OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend. Under the Company's Bylaws, in order to be deemed properly presented, notice must be delivered to the Secretary of the Company at the principal executive office of the Company not more than 90 and not less than 50 days before the Annual Meeting. The shareholder's notice must set forth, as to each proposed matter: (i) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting and, if such business includes a proposal to amend the Bylaws of the Company, the language of the proposed amendment; (ii) the name and address, as they appear on the Company's books, of the shareholder proposing such business; (iii) the class and number of shares of the Company which are beneficially owned by such shareholder; (iv) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such Annual Meeting and intends to appear in person or by proxy at the Annual Meeting to propose such business; and (v) any material interest of the shareholder in such business.

     All shareholders are encouraged to sign, date and return their proxy submitted with this Proxy Statement as soon as possible in the envelope provided. If a shareholder attends the Annual Meeting, then he or she may revoke his or her proxy and vote in person.

                                        By Order of the Board of Directors
                                        May 13, 2002

                                        Frank J. Zanin, Jr.
                                        Chief Executive Officer and
                                        Chief Financial Officer








                                   14
                      WILSON BROTHERS USA, INC.

            Proxy for 2002 Annual Meeting of Shareholders
               Solicited by the Board of Directors

     The undersigned hereby appoints Frank J. Zanin, Jr. and John H. Sanford and each of them as attorney and proxy of the undersigned, each with the full power of substitution, to represent the undersigned and to vote all of the shares of stock in Wilson Brothers USA, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 155 East Bay Street, Charleston, SC 29401 on Monday, June 3, 2002 at 9:00 a.m., Eastern Daylight Savings Time, and any adjournments thereof (1) as hereinafter specified upon the proposals listed below and as more particularly described in the Company's Proxy Statement, receipt of which is hereby acknowledged and (2) in their discretion upon such other matters as may properly come before the meeting and any adjournment thereof, including any shareholder proposals.

     The Board of Directors Recommends a Vote FOR the Proposals Listed
Below.

      1.    Election of Directors

      ( ) FOR all nominees listed below (except as marked to the contrary).

      ( )   WITHHOLD AUTHORITY to vote for all nominees listed below.

            Frank J. Zanin, Jr., John H. Sanford and Brett R. Smith

                 INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below:

  ----------------------------------------------------------------------
2. Ratify appointment of Pratt-Thomas, Gumb & Co., P.A. as independent public accountants for the Company and its subsidiaries for the fiscal year ending December 31, 2002

            ( )   FOR           ( )   AGAINST             ( )   ABSTAIN

     By signing the proxy, a shareholder will also be authorizing the proxy holder to vote in his discretion regarding any procedural motions, which may come before the Annual Meeting. For example, this authority could be used to adjourn the meeting if the Company believes it is desirable to do so. Adjournment or other procedural matters could be used to obtain more time before a vote is taken in order to solicit additional proxies or to provide additional information to shareholders. The Company has no current plans to adjourn the meeting, but would attempt to do so if the Company believes that adjournment would promote shareholder interests.






     Please sign exactly as your name appears below. When joint tenants hold shares, both should sign.

                                        Date _____________________, 2002
                                        (Be sure to date Proxy)


                                        __________________________________
                                        Signature and title, if applicable


                                        __________________________________
                                        Signature if held jointly

                                        When signing as attorney,
executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the full corporate name by the President or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.